UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2025

Avenue Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301
Bay Harbor Islands, FL 33154
(Address of Principal Executive Offices)

(781) 652-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:       None

Securities registered pursuant to Section 12(g) of the Act:

Title of Class	Trading Symbol(s)
Common Stock	ATXI (OTC Markets Group, Inc.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into Item 5.08.

Item 8.01 Other Events.

Avenue Therapeutics, Inc. (the “Company”) has set December 30, 2025, as the date for its 2025 annual meeting of stockholders (the “Annual Meeting”). The time and location of the Annual Meeting will be set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).

Stockholders intending to submit proposals for inclusion in the Proxy Statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposals are received by the Company no later than November 28, 2025, which the Company has determined to be a reasonable time before it expects to begin to send its proxy materials for the Annual Meeting, and must comply with all applicable requirements of the Exchange Act and the Company’s Second Amended and Restated Bylaws (the “Bylaws”) to be eligible for inclusion in the Proxy Statement. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Proxy Statement.

Stockholders intending to submit a proposal outside the processes of Rule 14a-8 of the Exchange Act or a nominee for director, in each case in connection with the Annual Meeting, must provide notice of such proposals or nominees to the Company no later than the close of business on November 28, 2025, which is the 10th day following the first public announcement of the date of the Annual Meeting. In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the Annual Meeting must provide notice to the Company’s Corporate Secretary no later than November 28, 2025.

All proposals and notices must be in writing and received by the Company’s Corporate Secretary at 1111 Kane Concourse, Suite 301, Bay Harbor Islands, FL 33154, and must also comply with the applicable requirements set forth in the rules and regulations of the Exchange Act and the form and information requirements specified in the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)

Date: November 18, 2025	By:	/s/ David Jin
David Jin
Interim Chief Financial Officer and Chief Operating Officer